UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2012

Wells Fargo Commercial Mortgage Trust 2012-LC5
(Exact name of issuing entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
Ladder Capital Finance LLC
The Royal Bank of Scotland plc
RBS Financial Products Inc.
(Exact names of sponsors as specified in their charters)

North Carolina	333-172366-04	56-1643598
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

301 South College Street	Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On September 28, 2012, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as master servicer, and TriMont Real Estate Advisors, Inc., as trust advisor, of Commercial Mortgage Pass-Through Certificates, Series 2012-LC5 (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Citigroup Global Markets Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated September 19, 2012, between the Registrant, Wells Fargo Bank, National Association, and the Underwriters.

On September 28, 2012, the Class X-A, Class X-B, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Goldman, Sachs & Co., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated September 19, 2012, between the Registrant, Wells Fargo Bank, National Association, and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2012-LC5, a common law trust fund formed on September 28, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are seventy (70) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred twenty-four (124) commercial, manufactured housing community and multifamily properties.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, Ladder Capital Finance LLC and RBS Financial Products Inc.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated September 28, 2012.

8.1	Tax Opinion of Sidley Austin LLP, dated September 28, 2012 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Date:  September 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated September 28, 2012.

8.1	Tax Opinion of Sidley Austin LLP, dated September 28, 2012 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).